SUPPLEMENTAL CASH FLOW INFORMATION (Tables)	12 Months Ended
Dec. 31, 2023
Supplemental Cash Flow Information
Supplemental cash flow information was as follows:

Years Ended December 31,	2023	2022	2021
Interest paid	$10,115	$3,505	$913
Income taxes net of refunds	$188,443	$105,736	$124,984
Common stock issued for MIS	—	—	$997
Common stock issued for ACME	—	—	$2,551
Common stock issued for GWS	$101,645	—	—